Exhibit 10.31
                                  -------------

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "AMENDMENT"), effective as of January 31, 2001, by and between AVID SPORTSWEAR, INC., a California corporation (the "COMPANY"), and BARNUM MOW (the "EMPLOYEE").

                                    RECITALS
                                    --------

     A. The Company and the Employee are parties to an Employment Agreement, dated as of September 17, 1999 (the "EMPLOYMENT AGREEMENT"), pursuant to which the Employee serves as the President and Chief Executive Officer of the Company.

     B. As a result of the Company's financial performance for the fiscal year ended December 31, 2000, the parties hereto have agreed to renegotiate and amend certain terms of the Employment Agreement.

     C. The parties hereto desire to amend the Employment Agreement as set forth herein.

     D. Section 3.16 of the Employment Agreement provides that the Employment Agreement may be modified by an agreement in writing between the parties thereto.


                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. PREAMBLE AND RECITALS; DEFINED TERMS. The preamble and recitals hereinabove set forth are incorporated herein and made a part hereof. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Employment Agreement.

     2. AMENDMENT TO EMPLOYMENT AGREEMENT. The Company and the Employee hereby agree that the Employee shall forfeit 1,200,000 shares of common stock, par value $0.001 per share, of Avid Sportswear & Golf Corp. granted to the Employee on January 17, 2000 and that Section 4 of Exhibit A to the Employment Agreement shall be deleted in its entirety.



                           [Signature page to follow]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

                                AVID SPORTSWEAR, INC.

                                By: /s/ Earl Ingarfield
                                    -------------------
                                    Earl Ingarfield,
                                    Chairman




                                   /s/ Barnum Mow
                                   --------------------
                                       Barnum Mow















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